SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2003

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado	80401
(Address of principal executive offices)	Zip Code

(303) 235-9000

(Registrant’s telephone number)

Item 7. Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 9. Regulation FD Disclosure

Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated April 23, 2003 regarding two new directors appointed to the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

Date: April 23, 2003	By:	/s/Gavin Thomson
Gavin Thomson
Chief Financial Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically)

99.1	Press release dated April 23, 2003.

2